Exhibit 10.1C

WAIVER AND AMENDMENT NO. 3

WAIVER AND AMENDMENT NO. 3, dated as of October 1, 2002 (this “Amendment”), to the Fourth Amended and Restated Credit Agreement dated as of December 20, 2001 (as amended prior to the date hereof, the “Credit Agreement”), among INERGY PROPANE, LLC, a Delaware limited liability company (the “Borrower”), each of the lenders party to the Credit Agreement (the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as administrative agent (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement are used in this Agreement with their defined meanings unless otherwise defined herein.

BACKGROUND

WHEREAS, as of October 1, 2002, the Borrower did not renew its property and casualty insurance policy (the “Non-renewal”) and established in place of such policy a program of self-insurance;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders enter into this Amendment in order (i) to amend Section 8.02 of the Credit Agreement to permit and to clarify the terms and conditions under which Borrower may self-insure against casualty all property of an insurable nature, and (ii) to waive any existing or potential defaults or Events of Default under the Credit Agreement resulting from the Non-Renewal;

WHEREAS, subject to the terms and conditions set forth below, the Administrative Agent and the Required Lenders have agreed to enter into this Amendment (i) to permit and to clarify that the Borrower may self – insure against casualties all property of an insurable nature, and (ii) to waive any existing or potential defaults or Events of Defaults under the Credit Agreement resulting from the Non-Renewal;

NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1. Amendment. Section 8.02 of the Credit Agreement is hereby amended by adding the following language to the end of the first sentence of such Section:

“; provided, however, that the Borrower may self-insure against casualty all property of an insurable nature so long as (y) no Event of Default has occurred and is continuing under the Credit Agreement, and (z) adequate reserves (as are customary in the case of self-insured entities of similarly situated companies engaged in the same or a similar line of business in accordance with GAAP) are maintained for such purpose.”

2. Waiver. Any potential or existing Event of Default under Section 11.01(d) of the Credit Agreement caused by the Non-Renewal is hereby waived, provided, the Borrower shall be in compliance with Section 8.02 of the Credit Agreement, as amended hereby.

3. No Change. Except as expressly provided herein, no other term or provision of the Credit Agreement is waived, amended, modified or supplemented, and each other term and provision of the Credit Agreement shall remain in full force and effect.

4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts hereof duly executed by (a) the Borrower and (b) the Required Lenders (as defined in the Credit Agreement).

5. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF MISSOURI.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

INERGY PROPANE, LLC a Delaware limited liability company

By:	/s/ John J. Sherman
Name: John J. Sherman
Title: President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/s/ Mitch Wilson

Name: Mitch Wilson
Title: Vice President

FLEET NATIONAL BANK, as Lender

By:	/s/ Stephen J. Hoffman

Name: Stephen J. Hoffman
Title: Director

BANK OF OKLAHOMA, N.A., as Lender

By:	/s/ Chris Amburgy

Name: Chris Amburgy
Title: Vice President

FIRSTAR BANK, N.A. OVERLAND PARK, as Lender

By:	/s/ Paul A. Tymosko

Name: Paul A. Tymosko
Title: Vice President

WELLS FARGO BANK TEXAS, N.A. as Lender

By:	/s/ J. ALAN ALEXANDER
Name: J. Alan Alexander Title: President

TEAMBANK, N.A., as Lender

By:	/s/ RICK P. BARTLEY
Name: Rick P. Bartley Title: President/ CEO

AGREED AND CONSENTED TO:

INERGY, L.P., a Delaware limited partnership
By:	/s/ John J. Sherman

Name: John J. Sherman
Title: President

IPCH ACQUISITION CORP., a Delaware corporation
By:	/s/ John J. Sherman

Name: John J. Sherman
Title: President

L & L TRANSPORTATION, LLC, a Delaware limited liability company
By:	/s/ John J. Sherman

Name: John J. Sherman
Title: President

INERGY SALES & SERVICE, INC., a Delaware corporation
By:	/s/ John J. Sherman

Name: John J. Sherman
Title: President

INERGY TRANSPORTATION, LLC, a Delaware limited liability company
By:	/s/ John J. Sherman

Name: John J. Sherman
Title: President

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